UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 5, 2009

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Federally Chartered Corporation	000-51404	35-6001443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.

Indianapolis IN 46240

(Address of Principal Executive Offices, including Zip Code)

(317) 465-0200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Federal Home Loan Bank of Indianapolis (the “Bank”) announces the appointment of K. Lowell Short, Jr. (age 52) as the Bank’s Senior Vice President – Chief Accounting Officer, effective August 17, 2009. Mr. Short will manage the Bank’s financial reporting, accounting and budgeting functions, and will serve as the Bank’s principal accounting officer.

Mr. Short succeeds Paul J. Weaver as the Bank’s Chief Accounting Officer. Mr. Weaver resigned from the Bank effective February 27, 2009. For additional information, please refer to the Bank’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 20, 2009.

Mr. Short has over twenty years’ experience in the financial services industry. He served as a member of the board of directors of One America Funds, Inc. in Indianapolis, Indiana from 2007 to 2009, and was a member of that board’s Audit Committee. From 2006 to 2007, Mr. Short served as Executive Vice President – Chief Financial Officer of Forethought Financial Group in Indianapolis and Batesville, Indiana. Mr. Short served as a Senior Vice President at Conseco Companies in Carmel, Indiana from 1990 to 2006.

Mr. Short will be paid an annual base salary of $230,022, prorated for 2009. Mr. Short is also entitled to participate in all vacation, incentive, savings and retirement plans available to senior executives of the Bank, as well as all standard health and welfare benefit plans offered to all employees. Mr. Short will be eligible, under the Bank’s 2009 Executive Incentive Compensation Plan, to receive a short-term incentive payment for 2009 of a threshold amount of 20% of his prorated annual base salary, up to a maximum of 40% of his prorated annual base salary, in accordance with the goals and limitations of such plan. The terms of this plan, as amended by our Board on July 30, 2009, are incorporated by reference to Exhibit 99.1 of the Bank’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 3, 2009. Mr. Short will be eligible, under the Bank’s 2009 Long-Term Incentive Plan, for a prorated annual incentive payment for 2009, payable in 2012, of a threshold amount of 10% of his prorated annual base salary, up to a maximum of 30% of his prorated annual base salary. The terms of this plan are described in the Bank’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 18, 2008.

Mr. Short is an at-will employee. The Bank has not entered into a change in control or other employment agreement with Mr. Short, but may choose to do so in the future.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2009

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/ MILTON J. MILLER II
Milton J. Miller II
President and Chief Executive Officer

By:	/s/ BRADLEY A. BURNETT
Bradley A. Burnett
First Vice President – Controller

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